Related-Party Transactions	12 Months Ended
Dec. 31, 2017
Related Party Transactions [Abstract]
Related-Party Transactions

NOTE 11 – RELATED-PARTY TRANSACTIONS

In the ordinary course of business, loans are made by the Bank to executive officers, directors, and their related business interests consistent with Federal Reserve Regulation O.

The following is an analysis of activity of related-party loans for the years ended December 31:

(Dollars in thousands)	2017	2016

Balance at beginning of year	$321	$495
New loans and advances	478	84
Repayments, including loans sold	294	117
Changes in related parties[1]	–	(141)

Balance at end of year	$505	$321

[1]The adjustment made in 2016 relates to the retirement of a senior management member.

Deposits from executive officers, directors, and their related business interests at December 31, 2017 and 2016 were approximately $2.1 million and $3.0 million.